UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 250

San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 369-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2021, the Board of Directors of MEI Pharma, Inc., approved an amendment of the Bylaws to make the universal change from “chairman” to “chair” therein. This summary of the Bylaws is qualified in its entirety by the specific language of the Bylaws which are filed as an Exhibit to this Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 16, 2021, the Company held its Annual Meeting. There were represented at the Annual Meeting, by proxy, 93,303,972 shares of the Company’s common stock, par value $0.00000002 per share (“Common Stock”), out of a total number of 112,705,170 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors. The following individuals, each of whom was named as a nominee in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve a three-year term on the Company’s Board of Directors which will expire at the Company’s annual meeting of stockholders for fiscal year 2025. Information on the vote relating to each director standing for election is set forth below:

Nominee	For	Withheld	Broker Non- Votes
Charles V. Baltic III	69,627,455	386,324	23,290,193
Nicholas R. Glover	68,905,944	1,107,835	23,290,193
Frederick W. Driscoll	69,788,794	224,985	23,290,193

Proposal 2. – Advisory Vote on Executive Compensation. Proposal 2 was to adopt an advisory resolution that the compensation paid to the Company’s named executive officers, as disclosed in the proxy materials for the Annual Meeting, be approved in all respects. The proposal was approved.

For	Against	Abstain	Broker Non- Votes
67,699,171	1,789,964	524,644	23,290,193

Proposal 3. – Ratification of Appointment of Auditors. Proposal 3 was to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. The proposal was approved.

For	Against	Abstain
92,510,833	563,009	230,130

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Fourth Amended and Restated By-Laws of MEI Pharma, Inc. (effective as of December 16, 2021)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: December 17, 2021